DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H1 Q1 in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign exchange approximately first half first quarter

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S 4

• • • •

• • • • • Q4'22 Q4'21 Change Net Sales $1,169.6 $1,129.7 +4% Gross margin 50.4% 52.2% -180 bps SG&A percent of net sales 34.6% 34.0% +60 bps Operating income $155.4 $211.6 -27% Operating margin 13.3% 18.7% -540 bps Net income $125.7 $157.0 -20% Diluted EPS $2.02 $2.39 -15%

• • • • •

• • • • • • • • • •

Headwinds • Channel Profitability: lower DTC margins driven by higher promotional activity, compared to exceptionally low promotions in Q4’21, and increased outbound freight costs; and to a lesser extent • Channel Profitability: lower wholesale margins driven by a higher proportion of off price versus full price sales, and lower margins on those off-price sales Tailwinds • Channel & Region Sales Mix: a higher proportion of DTC sales, partially offset by a shift towards lower margin regions

• • •

• • • •

• • • • • • • • • • • •

• • • - - • • • • • •

(1) Constant-currency net sales is a non-GAAP financial measure. See “References to Non-GAAP Financial Information” above for further information.

Columbia Sportswear Company™

CFO Commentary and Financial Review

Fourth Quarter 2022

February 2, 2023

FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties include those relating to the impact of the COVID-19 pandemic on our operations; economic conditions, including inflationary pressures; supply chain disruptions, constraints and expenses; elevated marketplace inventories; changes in consumer behavior and confidence; as well as geopolitical tensions. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the "Appendix". The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer
DTC.com	DTC e-commerce
DTC B&M	DTC brick & mortar
y/y	year-over-year
U.S.	United States
LAAP	Latin America and Asia Pacific
EMEA	Europe, Middle East and Africa
SG&A	selling, general & administrative
EPS	earnings per share
bps	basis points
"+" or "up"	increased
"-" or "down"	decreased
LSD%	low-single-digit percent
MSD%	mid-single-digit percent
HSD%	high-single-digit percent
LDD%	low-double-digit percent
low-20%	low-twenties percent
mid-30%	mid-thirties percent
high-40%	high-forties percent
"$##M"	in millions of U.S. dollars
"$##B"	in billions of U.S. dollars
c.c.	constant-currency
M&A	mergers & acquisitions
FX	foreign exchange
~	approximately
H1	first half
Q1	first quarter

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES
Through a Diverse and Inclusive Workforce









Columbia   SOREL   MOUNTAIN HARDWEAR   prAna

CAPITAL ALLOCATION PRIORITIES

Our goal is to maintain our strong balance sheet and disciplined approach to capital allocation.

Dependent upon market conditions and our strategic priorities, our capital allocation approach includes:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A



Q4'22 KEY HIGHLIGHTS

Q4'22 FINANCIAL RESULTS COMPARED TO Q4'21

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$1.17B	50.4%	13.3%	$2.02
+4%	-180 bps	-540 bps	-15%

Q4'22 Highlights:

- Global net sales grew 4% (8% c.c.), including 2% growth in the U.S. and 6% in the international markets (20% c.c.).
- The increase in net sales was driven by Columbia brand growth, offset by declines in net sales in the emerging brands.
- Operating margin pressure primarily reflected $35.6 million of impairment charges related to prAna, as well as higher promotional activity.
- Exited the quarter with $431.0 million of cash and short-term investments and no borrowings.

Q4'22 ACTUAL VS LAST YEAR

	Q4'22	Q4'21	Change
Net Sales	$1,169.6	$1,129.7	+4%
Gross margin	50.4%	52.2%	-180 bps
SG&A percent of net sales	34.6%	34.0%	+60 bps
Operating income	$155.4	$211.6	-27%
Operating margin	13.3%	18.7%	-540 bps
Net income	$125.7	$157.0	-20%
Diluted EPS	$2.02	$2.39	-15%

Commentary on factors impacting Q4'22 financial results:

- The Columbia brand drove broad-based growth across all channels and most regions.
- Net sales growth includes the impact of a 460 basis point foreign currency translation headwind.
- The primary driver of gross margin contraction was increased promotional activity, compared to exceptionally low promotions in Q4'21.
- SG&A expense growth primarily reflects expenses to support the growth of the business, inflationary pressures and investments to drive our brand-led consumer-focused strategies.
- prAna impairment charges totaling $35.6 million negatively impacted diluted earnings per share by $0.43.

Q4'22 NET SALES OVERVIEW

Q4'22 NET SALES AND GROWTH VS. Q4'21

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

+6% (+11% c.c.)
$901M

FOOTWEAR:

-5% (flat c.c.)
$269M

- Growth in Columbia Footwear was more than offset by declines in SOREL, which was down primarily due to a greater portion of Fall '22 orders shipping in Q3'22.

BRAND PERFORMANCE

Columbia
+8% (+13% c.c.)
$961M

SOREL
-13% (-9% c.c.)
$143M

prAna
-6% (-6% c.c.)
$32M

MOUNTAIN HARDWEAR
-12% (-9% c.c.)
$34M

- Columbia brand growth reflects broad based growth across all channels and categories, and most regions.
- Order cancellations, resulting from supply chain disruptions and retailer cautiousness, were particularly impactful to Mountain Hardwear and prAna.

CHANNEL PERFORMANCE

WHOLESALE:

+2% (+7% c.c.)
$515M

DTC:

+5% (+9% c.c.)
$655M

- Wholesale y/y net sales growth driven by shipment of higher Fall '22 orders.
- DTC.com +6%, DTC B&M +4%

Q4’22 REGIONAL NET SALES PERFORMANCE

Q4’22 NET SALES AND GROWTH VS. Q4’21



CANADA
+13% (+23% c.c.)
$92M
U.S.
+2% (+2% c.c.)
$781M
EMEA
+17% (+32% c.c.)
$133M
LAAP
-5% (+11% c.c.)
$164M

All regions outside the U.S. were negatively impacted by foreign exchange rates.
Commentary below on primary drivers reflects constant currency performance.

U.S.

- **Wholesale: down MSD%**, driven by a lower portion of Fall ‘22 orders shipping in Q4, relative to last year, and higher order cancellations
- **DTC: up HSD%**, DTC B&M up HSD%, DTC.com up MSD%
- The Company had 156 stores (138 outlet, 18 branded) exiting Q4’22 vs. 142 stores (129 outlet, 13 branded) exiting Q4’21

LAAP

- **Japan: down low-teens%** (up HSD% c.c.), driven by strong DTC performance, aided by the anniversary of prior year state of emergency
- **China: down MSD%** (up MSD% c.c.), as strong DTC.com performance balanced with unfavorable impacts due to COVID-19 disruptions
- **Korea: down LDD%** (up LSD% c.c.), driven by strong outdoor market trends and growth in both wholesale and DTC
- **LAAP distributor: up low-80%**, on shipment of higher Fall ’22 orders and earlier shipment of Spring ’23 orders compared to depressed pandemic driven Fall ‘21 orders and later Spring ‘22 shipments

EMEA

- **Europe-direct: up LDD%** (up low-30% c.c.), driven by strong wholesale and DTC performance
- **EMEA distributor: up high-30%**, driven by favorable timing of Fall ‘22 and Spring ‘23 shipments

Canada

- **+13% (+23% c.c.)** driven by strong wholesale growth aided by favorable timing of Fall ’22 shipments

Q4'22 GROSS MARGIN BRIDGE

Q4'22 gross margin contracted -180 bps y/y to 50.4%


52.2%
50.4%
Q4'21
Channel Profitability
Channel & Region Mix
FX
Other
Q4'22

Gross Margin contraction primarily reflects:

Headwinds

- **Channel Profitability:** lower DTC margins driven by higher promotional activity, compared to exceptionally low promotions in Q4'21, and increased outbound freight costs; and to a lesser extent
- **Channel Profitability:** lower wholesale margins driven by a higher proportion of off price versus full price sales, and lower margins on those off-price sales

Tailwinds

- **Channel & Region Sales Mix:** a higher proportion of DTC sales, partially offset by a shift towards lower margin regions

Q4'22 SG&A BRIDGE

SG&A increased 5% to $405.1M


$384.0 M
$405.1 M
Q4'21
Personnel
Global Retail
Other
Incentive Compensation
Q4'22

Q4'22 SG&A expenses were 34.6% of net sales compared to 34.0% in Q4'21

SG&A expense growth primarily reflects expenses to support the growth of the business, inflationary pressures, and investments to drive our brand-led consumer-focused strategies:

SG&A Expense Increases

- **Personnel:** increased headcount to support business growth, annual merit increases and other wage rate increases
- **Global Retail:** higher expenses associated with sales growth and new stores

SG&A Expense Reductions

- **Incentive Comp:** y/y changes in accrued incentive compensation

2022 KEY HIGHLIGHTS

2022 FINANCIAL RESULTS COMPARED TO 2021

$3.46B +11%	49.4% -220bps	11.3% -310bps	$4.95 -7%
Net Sales	**Gross Margin**	**Operating Margin**	**Diluted EPS**

2022 Highlights:

- Net sales growth reflects strong H1'22 growth and challenging marketplace conditions in H2'22, with late deliveries and customer cancellations mitigating back-half growth. Growth was led by Columbia (+12%) and SOREL (+8%). Net sales growth includes the impact of a 340 basis point foreign currency translation headwind.
- The primary driver of gross margin contraction was higher inbound freight costs. Price increases helped mitigate increased product input costs.
- prAna impairment charges totaling $35.6 million negatively impacted operating margin by -110 bps.
- The Company repurchased $286.9 million of common stock during the year.

BALANCE SHEET OVERVIEW

Balance Sheet as of December 31, 2022

Cash, Cash Equivalents and Short-term Investments

$431M

Cash, cash equivalents and short-term investments totaled $431.0 million compared to $894.5 million as of December 31, 2021. The y/y reduction in cash primarily reflects increased working capital usage and share repurchases.

Inventory

+59%

Inventories +59% y/y to $1,028.5M. Unrealized projected sales growth for Fall 2022 and earlier receipt of Spring 2023 product has resulted in higher inventory levels. Older season inventories represent a manageable portion of our total inventory mix.

Exiting the quarter, on-hand finished goods inventories increased 105%, while in-transit inventory decreased 2%. To align inventory levels more closely with anticipated demand, we have adjusted future inventory purchases and we are leveraging our outlet store fleet to clear excess inventory. We expect inventory will remain elevated into the second half of 2023 as we carry forward inventory into future seasons, balancing reducing inventory levels with maintaining profitability.



CASH FLOW OVERVIEW

Cash Flow for the Twelve Months Ended December 31, 2022

Net Cash used in Operations

-$25M

Net cash used in operating activities was $25.2M, compared to net cash provided by operating activities of $354.4M in 2021. The decrease was largely attributable to increased inventory purchases.

Capital Expenditures

$59M

Capital expenditures totaled $58.5M compared to $34.7M in 2021.

Share Repurchases

$287M

The Company repurchased 3,235,327 shares of common stock for an aggregate of $286.9M, for an average price per share of $88.69.

Dividends

$0.30

The Board of Directors approved a regular cash dividend of $0.30 per share, payable on March 21, 2023, to shareholders of record on March 10, 2023.



2023 FINANCIAL OUTLOOK

The Company's 2023 Financial Outlook and the underlying assumptions are forward-looking in nature, and the forward-looking statements reflect our expectations as of February 2, 2023 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" above. These risks and uncertainties limit our ability to accurately forecast results. This outlook reflects our estimates as of February 2, 2023 regarding the impact of the COVID-19 pandemic on our operations; economic conditions, including inflationary pressures; supply chain disruptions, constraints and expenses; elevated marketplace inventories; changes in consumer behavior and confidence; as well as geopolitical tensions. This outlook and commentary assume macro-economic conditions, particularly in the U.S., do not materially deteriorate beyond a mild recession. Projections are predicated on normal seasonal weather globally.

	2023 Financial Outlook	Outlook compared to 2022
Net sales	**$3.57B to $3.67B**	**+3% to +6%**
Gross margin	**~50%**	**approximately 60 bps expansion**
SG&A percent of net sales	**38.3% to 39.0%**	**60 bps to 130 bps deleverage**
Operating margin	**11.6% to 12.2%**	**30 bps to 90 bps leverage**
Operating income	**$413M to $448M**	**+5% to +14%**
Effective income tax rate	**~24.5%**	**2022 effective tax rate of 21.6%**
Net income	**$322M to $347M**	**+3% to +11%**
Diluted EPS	**$5.15 to $5.55**	**+4% to +12%**

2023 FINANCIAL OUTLOOK ASSUMPTIONS

Net sales	Anticipated net sales growth primarily reflects: • Net sales growth is expected to be led by SOREL up LDD% and Columbia up HSD%, partially offset by modest declines in prAna and Mountain Hardwear. • All four geographic segments are anticipated to grow in 2023, led by LAAP. • From a product category perspective, footwear is anticipated to grow faster than apparel. • From a channel perspective, DTC is anticipated to grow faster than Wholesale, with DTC.com expected to be the fastest growing channel. • DTC B&M sales growth includes the annualization of new stores opened in 2022 as well as the contribution from approximately 7 new stores in North America and 4 in Europe-direct markets planned for 2023.
Gross margin	Anticipated gross margin expansion primarily reflects: • Lower inbound freight costs; and • A favorable channel mix shift; partially offset by: • Lower channel profitability reflecting a more promotional retail environment as well as the impact of inventory reduction actions.
SG&A % of net sales	Anticipated SG&A expense growth includes: • SG&A expenses are anticipated to grow faster than sales growth. SG&A expense growth primarily reflects expenses to support the growth of the business, inflationary pressures, and investments to drive our brand-led consumer-focused strategies; partially offset by cost containment measures. • This outlook contemplates maintaining our demand creation spend, as a percent of sales, at 5.9 percent.
Effective tax rate and share count	• The full year effective tax rate in our 2023 financial outlook is ~24.5%. The 2023 effective tax rate is anticipated to be higher than the effective tax rate from 2019-2022 as the prior years included separate discrete tax items which lowered the effective tax rate in each year. • The $5.15 to $5.55 diluted earnings per share range is based on estimated weighted average diluted shares outstanding of 62.5 million .

2023 ASSUMPTIONS AND FIRST HALF OUTLOOK

Foreign currency	• Foreign currency translation is expected to reduce net sales growth by approximately 30 bps. • Foreign currency is expected to have an approximately $0.05 negative impact on diluted earnings per share due primarily to unfavorable foreign currency transactional effects from hedging of inventory production.
Operating cash flow and capital expenditures	• Operating cash flow is anticipated to be over $500M. – Inventory growth is expected to moderate in H1'23 and decline in H2'23. – For the year, inventory purchases are planned to decrease greater than 20 percent compared to last year. • Capital expenditures are planned to be between $70M to $90M.
First half commentary	• The Company expects mid-single-digit percent growth in H1'23. • H1'23 gross margin is anticipated to expand at a rate modestly below our full year 2023 gross margin outlook. • Q1 gross margin is expected to be down y/y compared to Q1'22, driven primarily by the anniversary of exceptionally low promotions in Q1'22. • H1'23 SG&A expenses are expected to grow faster than net sales growth, resulting in SG&A deleverage. • H1'23 diluted EPS is expected to be $0.75 to $0.90 compared to H1'22 diluted EPS of $1.16. H1'23 diluted EPS will be weighted to Q1'23, with essentially breakeven earnings in Q2'23. Please note Q2 is our lowest volume sales quarter and small changes in the timing of product shipments and expenses can have a material impact on reported results.



APPENDIX

FOURTH QUARTER 2022 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

	Three Months Ended December 31,					
(In millions, except percentage changes)	Reported Net Sales 2022	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2022[1]	Reported Net Sales 2021	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical Net Sales:						
United States	$ 780.8	$ —	$ 780.8	$ 762.1	2%	2%
Latin America and Asia Pacific	164.0	27.2	191.2	172.8	(5)%	11%
Europe, Middle East and Africa	132.8	17.3	150.1	113.6	17%	32%
Canada	92.0	7.5	99.5	81.2	13%	23%
Total	$ 1,169.6	$ 52.0	$ 1,221.6	$ 1,129.7	4%	8%
Brand Net Sales:						
Columbia	$ 961.3	$ 45.3	$ 1,006.6	$ 894.2	8%	13%
SOREL	142.6	5.8	148.4	163.4	(13)%	(9)%
prAna	32.3	—	32.3	34.3	(6)%	(6)%
Mountain Hardwear	33.4	0.9	34.3	37.8	(12)%	(9)%
Total	$ 1,169.6	$ 52.0	$ 1,221.6	$ 1,129.7	4%	8%
Product Category Net Sales:						
Apparel, Accessories and Equipment	$ 900.5	$ 37.4	$ 937.9	$ 846.1	6%	11%
Footwear	269.1	14.6	283.7	283.6	(5)%	—%
Total	$ 1,169.6	$ 52.0	$ 1,221.6	$ 1,129.7	4%	8%
Channel Net Sales:						
Wholesale	$ 514.5	$ 26.0	$ 540.5	$ 504.5	2%	7%
DTC	655.1	26.0	681.1	625.2	5%	9%
Total	$ 1,169.6	$ 52.0	$ 1,221.6	$ 1,129.7	4%	8%

[1] Constant-currency net sales is a non-GAAP financial measure. See "References to Non-GAAP Financial Information" above for further information.

TWELVE MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash used in operating activities to free cash flow
(Unaudited)

(In millions)	Years Ended December 31, 2022	2021
Net cash used in operating activities	$ (25.2)	$ 354.4
Capital expenditures	(58.5)	(34.7)
Free cash flow	$ (83.7)	$ 319.7